                                                                 EXHIBIT 10.29

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                      SCHERING

-------------------------------------------------------------------------------

Millennium & ILEX Partners, L.P.                        Schering AG
c/o ILEX Oncology, Inc.                                 Legal Department
4545 Horizon Hill Boulevard
San Antonio, TX 78229

Millennium & ILEX Partners, L.P.
c/o Millennium Pharmaceuticals, Inc.
75 Sidney Street
Cambridge, MA 02139

Your Ref.                      Your letter dated

Our Ref. (please indicate when replying) Telephone +49-30-468-14707  Date
                                                    49-30-468-11 11
Dr. Murati-Laebe/ch (ob 1912-1)          Telefax   +49-468-14088     2000-12-19

Re:      AMENDMENT NO. 1 TO CAMPATH DISTRIBUTION AND DEVELOPMENT AGREEMENT

Ladies and Gentlemen:

Reference is hereby made to that certain Distribution and Development Agreement dated as of August 23, 1999 (the "AGREEMENT") by and between Millennium & ILEX Partners, L.P., formerly known as L&I Partners, L.P. ("M&I") and Schering AG (the "DISTRIBUTOR"). The PARTIES desire to set forth their agreement to certain amendments to the AGREEMENT in accordance with the terms and conditions herein set forth.

"REIMBURSABLE MARKETING EXPENSES" shall mean the MARKETING EXPENSES incurred in the PROFIT-SHARING TERRITORY with respect to PRODUCT for an INDICATION prior to launch thereof incurred by the AFFILIATE of DISTRIBUTOR that is distributing PRODUCT in the PROFIT-SHARING TERRITORY. The REIMBURSABLE MARKETING EXPENSES for the CLL

ILEX Partners, L.P.           Dr. Murati-                    2000-12-19       2
                              Laebe/ch(Ob1912-1)

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

1. Section 1.51 of the AGREEMENT shall be amended and restated in its entirety as follows:

INDICATION shall in the aggregate not exceed [**] Dollars ($[**]). The PARTIES agree that [**]% of the maximum $[**] of REIMBURSABLE MARKETING EXPENSES for the CLL INDICATION incurred by BERLEX for the CLL INDICATION in the PROFIT SHARING TERRITORY shall be reimbursed to DISTRIBUTOR by M&I. The PARTIES further agree that the amount of such reimbursement shall not exceed $[**]. For OTHER INDICATIONS, the maximum amount of REIMBURSABLE MARKETING EXPENSES shall be determined by the MARKETING COMMITTEE. With respect to aggregate REIMBURSABLE MARKETING EXPENSES incurred by BERLEX for the CLL INDICATION in excess of $[**] but less than $[**], such reimbursement shall occur within 30 days after receipt by M&I of an invoice from DISTRIBUTOR, which invoice (i) shall be issued after the end of each CALENDAR QUARTER commencing with the CALENDAR QUARTER ended September 30, 2000; and (ii) shall include the full details of such actual expenses and the assumptions upon which the invoiced amount is based, all in accordance with the terms of this AGREEMENT and GAAP. With respect to the first $[**] of such aggregate REIMBURSABLE MARKETING EXPENSES, one eighth (1/8) shall be charged against EARNINGS for the PRODUCT for the CLL INDICATION in each of the eight CALENDAR QUARTERS after launch thereof."

2. Section 1.52 of the AGREEMENT is amended by inserting the following at the end of such Section:

"The PARTIES agree that (a) [**] of SELLING EXPENSES incurred by BERLEX during the YEAR 2000 prior to the launch of PRODUCT for the CLL INDICATION in the PROFIT SHARING TERRITORY shall be reimbursed to DISTRIBUTOR by M&I; and (b) solely for the YEAR 2000, such SELLING EXPENSES shall be increased by no more than $[**] to include certain one-time expenses for certain sales force training activities incurred by BERLEX prior to the launch of the PRODUCT for the CLL INDICATION. The PARTIES further agree that the amount of such reimbursement shall not exceed $[**]. Such reimbursement shall occur within 30 days after receipt by M&I of an invoice from DISTRIBUTOR, which invoice (i) shall be issued after the end of each CALENDAR QUARTER commencing with the CALENDAR QUARTER ended September 30, 2000; and (ii) shall include the full details of such actual expenses and the assumptions upon which the invoiced amount is based, all in accordance with the terms of this AGREEMENT and GAAP."

3. Section 3.4 of the AGREEMENT is amended by inserting the following new subparagraph (c) at the end thereof:

"(c) Notwithstanding the foregoing provisions of this Section 3.4, neither M&I nor DISTRIBUTOR shall be obligated to pay or be charged those amounts of SELLING EXPENSES and REIMBURSABLE MARKETING EXPENSES that have been invoiced to, and previously paid by, M&I or DISTRIBUTOR, as the case may be, under Sections

ILEX Partners, L.P.           Dr. Murati-                    2000-12-19       3
                              Laebe/ch(Ob1912-1)

1.51 or 1.52 of this AGREEMENT. For the purpose of calculating the QUARTERLY Payment of APPROPRIATE PERCENTAGE of EARNINGS to avoid duplicate payment or charge, those amounts of SELLING EXPENSES and REIMBURSABLE MARKETING EXPENSES that have been invoiced to, and previously paid by, M&I or DISTRIBUTOR, as the case may be, under Sections 1.51 or 1.52 of this AGREEMENT shall be excluded from EARNINGS."

4. Section 3.5 of the AGREEMENT is amended and restated in its entirety as follows:

"3.5 YEARLY Payment of APPROPRIATE PERCENTAGE

With respect to the PROFIT-SHARING TERRITORY, within sixty (60) days of the end of each YEAR, DISTRIBUTOR shall separately determine EARNINGS for PRODUCT for the YEAR for the CLL INDICATION and, subject to Section 3.7, for each OTHER INDICATION as to which DISTRIBUTOR retains distribution rights and M&I shall receive or pay the APPROPRIATE PERCENTAGE of the EARNINGS (excluding from the calculation of EARNINGS, to avoid duplicate payment or charge, those amounts of SELLING EXPENSES and REIMBURSABLE MARKETING EXPENSES that have been invoiced to, and previously paid by, M&I or DISTRIBUTOR, as the case may be, under Sections
1.51 or 1.52 of this AGREEMENT) therefor for the applicable YEAR, adjusted for the aggregate of the amounts received and/or paid by M&I under Section 3.4 for the CALENDAR QUARTERS of the appropriate YEAR. Any payment due from DISTRIBUTOR shall be made within ninety (90) days of the end of the applicable YEAR, or thirty (30) days after delivery of the report of EARNINGS for such YEAR, whichever is earlier. Any payment due to DISTRIBUTOR shall be made within thirty
(30) days after M&I receives the yearly report under Section 3.3."

5. The AGREEMENT is further amended as follows:

         a. All references in the AGREEMENT to "L&I Partners, L.P." shall be changed to "Millennium & ILEX Partners, L.P.";

         b. All references in the AGREEMENT to "L&I" shall be changed to "M&I"; and

         c. All references in the AGREEMENT to "LEUKOSITE" shall be changed to "MILLENNIUM"; and Section 1.31 shall be amended in its entirety to read as follows:

              "1.31 "MILLENNIUM" means Millennium Pharmaceuticals, Inc., a Delaware corporation."

         d. Section 23.1 of the AGREEMENT shall be amended to provide that notices to M&I shall be delivered to the following addresses:

ILEX Partners, L.P.           Dr. Murati-                    2000-12-19       4
                              Laebe/ch(Ob1912-1)

                  To M&I:

                  Millennium & ILEX Partners, L.P.
                  c/o ILEX Products, Inc.
                  4545 Horizon Hill Boulevard
                  San Antonio, TX 78229

                  and

                  Millennium & ILEX Partners, L.P.
                  c/o Millennium Pharmaceuticals, Inc.
                  75 Sidney Street
                  Cambridge, MA 02139
                  Attn: Chief Executive Officer

                  Copy to:

                  Millennium Pharmaceuticals, Inc.
                  75 Sidney Street
                  Cambridge, MA 02139
                  Attn: Legal Department

This Amendment No. 1 sets forth the entire agreement of the PARTIES as to the amendment of the AGREEMENT and supercedes all prior discussions, arrangements and understandings with respect to any such amendment. This Amendment No. 1 shall be effective as of the date first written above. From and after the date first written above, all references in and to the AGREEMENT shall be deemed to include this Amendment No. 1. This Amendment No. 1 is limited as specified, and shall not constitute an amendment, modification, or waiver of any other provision of the AGREEMENT. This Amendment No. 1 shall be subject to Section
19.1 of the AGREEMENT. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

ILEX Partners, L.P.           Dr. Murati-                    2000-12-19       5
                              Laebe/ch(Ob1912-1)


Please signify the agreement of M&I to this Amendment No. 1 by signing the enclosed copy of this letter and returning the same to the first undersigned.

Very truly yours,

SCHERING AKTIENGESELLSCHAFT

By: [illegible]
   ---------------------------
    Name:
    Title:

By: /s/Klaus Nickison
   ---------------------------
    Name:  Klaus Nickison
    Title: Portfolio Manager

Acknowledged and agreed:

MILLENNIUM & ILEX PARTNERS, L.P.



By MILLENNIUM & ILEX, L.L.C., its General Partner


By: /s/Steven H. Holtzman
   ---------------------------
    Name:  Steven H. Holtzman
    Title: President

By: /s/Ze'ev Shaked
   ---------------------------
    Name:  Ze'ev Shaked
    Title: Vice President & Manager